UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

CALUMET, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51734	36-5098520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2780 Waterfront Pkwy E. Drive

Suite 200

Indianapolis, Indiana 46214

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLMT(1)	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)	The Common Stock, par value $0.01 per share, of Calumet, Inc. is expected to commence trading under the ticker symbol “CLMT” on July 11, 2024.

Explanatory Note

On July 10, 2024, Calumet, Inc., a Delaware corporation (the “Company”), completed the previously announced transactions contemplated by the Conversion Agreement, dated February 9, 2024 (as amended, the “Conversion Agreement”), among the Company, Calumet Specialty Products Partners, L.P. (the “Partnership”), Calumet GP, LLC, the general partner of the Partnership (the “General Partner”), Calumet Merger Sub I LLC (“Merger Sub I”), Calumet Merger Sub II LLC (“Merger Sub II”) and the other parties thereto, including The Heritage Group (collectively, the “Sponsor Parties”), as amended by the First Amendment to the Conversion Agreement, dated April 17, 2024 (such transactions, the “Conversion”). This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On July 10, 2024 (the “Closing Date”), in connection with the closing of the Conversion, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor Parties. Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement with respect to all Registrable Securities (as defined in the Registration Rights Agreement) within 30 days of the Closing Date. No more than two times in any 12-month period, the Sponsor Parties may request to sell all or any portion of their Registrable Securities in an underwritten offering so long as the offering is reasonably expected to result in gross proceeds in an aggregate amount of at least $25 million. The Company also granted the Sponsor Parties customary “piggyback” registration rights. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Stockholders’ Agreement

On July 10, 2024, in connection with the closing of the Conversion, the Company entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with The Heritage Group. Pursuant to the Stockholders’ Agreement, the Company has agreed to take necessary action (subject to its fiduciary duty) to cause the election of each director designated by The Heritage Group and its Permitted Transferees (as defined in the Company’s amended and restated certificate of incorporation described below) (collectively, the “THG Stockholders”) in accordance with the terms of the Company’s amended and restated certificate of incorporation. The Stockholders’ Agreement also provides that the Company agrees to take necessary action (subject to its fiduciary duty) to cause any vacancies created by death, resignation, removal, retirement or disqualification of a director designated by the THG Stockholders to be filled by the THG Stockholders in accordance with the terms of the Company’s amended and restated certificate of incorporation.

The foregoing description of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders’ Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Indemnification Agreements

On July 10, 2024, in connection with the closing of the Conversion, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of the directors and officers (as defined under Rule 16a-1(f) under the Exchange Act) of the Company. These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Warrant Agreement

On July 10, 2024, in connection with the closing of the Conversion, the Company entered into a Warrant Agreement (the “Warrant Agreement”) with Computershare Inc. and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, collectively, as warrant agent.

In connection with and as partial consideration for the GP Merger (as defined below), the Sponsor Parties received 2,000,000 warrants (the “Warrants”) in exchange for their equity interests in the General Partner. Each such Warrant represents the right to purchase one share of Common Stock at the exercise price of $20.00 per share. The exercise price or number of Warrants issued upon exercise of such Warrants are subject to adjustments for stock splits, dividends or distributions, reclassifications, reorganizations, mergers and other events. On or before July 10, 2027, a holder of the Warrants may, at its option, exercise the Warrants for cash or on a “cashless” basis, where a number of shares of Common Stock are deducted from the total number of shares to be issued upon exercise to cover the exercise price in lieu of a cash payment.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 10, 2024, the Company completed the previously announced transactions contemplated by the Conversion Agreement. Pursuant to the Conversion Agreement, among other things:

•

Merger Sub II merged with and into the Partnership, with the Partnership continuing as the surviving entity and a wholly owned subsidiary of the Company, and all of the common units representing limited partner interests in the Partnership (“Common Units”) were exchanged into the right to receive an equal number of shares of Common Stock (the “Partnership Merger”); and

•

Merger Sub I merged with and into the General Partner, with the General Partner continuing as the surviving entity and a wholly owned subsidiary of the Company, and all outstanding equity interests of the General Partner were exchanged into the right to receive an aggregate of 5.5 million shares of Common Stock and 2.0 million Warrants (the “GP Merger”).

On the Closing Date, the Company issued (i) approximately 80.4 million shares of Common Stock to holders of the Common Units and (ii) 5.5 million shares of Common Stock and 2.0 million Warrants to the Sponsor Parties, in each case, pursuant to the Conversion Agreement.

It is expected that on July 11, 2024, the first trading day following the Closing Date, the Common Stock will begin trading on The Nasdaq Global Select Market under the ticker symbol “CLMT,” which is the same symbol that the Common Units traded under prior to the completion of the Conversion.

Pursuant to the Conversion Agreement, at the effective time of the Partnership Merger, each outstanding phantom unit award granted under the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan, as amended from time to time (each, a “Partnership Phantom Unit Award”), was converted into an award of restricted stock units relating to a number of shares of Common Stock equal to the number of Common Units subject to such Partnership Phantom Unit Award as of immediately prior to the effective time of the Partnership Merger, on substantially the same terms and conditions as were applicable to such Partnership Phantom Unit Award, including payment timing provisions, the form of settlement (i.e., cash or share-settled) and dividend equivalent rights, as applicable.

In connection with the Conversion and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to the Partnership and has succeeded to the attributes of the Partnership as the registrant. The Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of the Company’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of the Company’s capital stock in any registration statement or report filed with the Securities and Exchange Commission (the “SEC”) and will be available for incorporation by reference into certain of the Company’s filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act and the rules and forms promulgated thereunder.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the Conversion Agreement and the First Amendment to the Conversion Agreement, which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 above under the heading “Registration Rights Agreement” and in Item 5.03 hereto is incorporated into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

To the extent required by Item 5.01, the information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

In connection with the consummation of the Conversion, the Board of Directors of the Company (the “Board”) appointed James S. Carter, Daniel J. Sajkowski, Amy M. Schumacher, Daniel L. Sheets, Paul C. Raymond III, Jennifer G. Straumins, John G. Boss, Karen A. Twitchell and Todd Borgmann (collectively, the “Appointed Directors”) to the Board. The information with respect to the experience and qualification set forth under the caption “Management of New Calumet” and elsewhere in the definitive proxy statement/prospectus filed by the Company with the SEC on June 7, 2024 (the “Proxy Statement/Prospectus”) is incorporated by reference herein. Stephen P. Mawer previously served as the sole director of the Company and was appointed as the Chairperson of the Board upon completion of the Conversion.

In connection with their respective appointments, each of the Appointed Directors entered into an Indemnification Agreement with the Company, a form of which is filed as Exhibits 10.1 to this Current Report on Form 8-K. A description of the Indemnification Agreements is contained under Item 1.01 above.

Other than as described in Item 1.01 above under the heading “Stockholders’ Agreement,” there are no arrangements or understandings between the Appointed Directors and any other person pursuant to which they were selected as directors. Except as disclosed in the Proxy Statement/Prospectus, the Appointed Directors have no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer and there are no transactions in which the Appointed Directors have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Messrs. Boss, Carter (Chair) and Sheets and Ms. Twitchell were appointed to the Audit Committee of the Board (the “Audit Committee”). Messrs. Raymond and Sheets (Chair) and Ms. Schumacher were appointed to the Compensation Committee of the Board (the “Compensation Committee”). Messrs. Boss (Chair), Carter and Sajkowski and Mss. Schumacher and Twitchell were appointed to the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”). Messrs. Mawer, Sajkowski (Chair) and Raymond and Ms. Straumins were appointed to the Risk Committee of the Board (the “Risk Committee”). Messrs. Mawer, Raymond (Chair), Boss and Mss. Straumins and Twitchell were appointed to the Strategy and Growth Committee of the Board (the “Strategy and Growth Committee”).

In connection with the Appointed Directors’ service on the Board, each Appointed Director that is not an officer or employee of the Company or its affiliates (“Non-Employee Directors”) is eligible to receive a compensation package commensurate with the compensation received in their prior role as members of the Board of Directors of the General Partner prior to the Conversion, which consists of the following: (a) an annual fee of $130,000 for the Chairperson of the Board and $80,000 for all other Non-Employee Directors; and (b) an annual equity award of restricted stock units with a market value of approximately $195,000 for the Chairperson of the Board and $100,000 for all other Non-Employee Directors. In addition, each Non-Employee Director is eligible to receive (i) an annual fee of $20,000, $10,000, $15,000, $10,000 or $10,000 for service as the chair of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Risk Committee or the Strategy and Growth Committee, respectively, or (ii) an annual fee of $10,000, $4,000, $7,500, $2,500 or $5,000 for service as a non-chair member of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Risk Committee or the Strategy and Growth Committee, respectively. In addition, the Company reimburses each Non-Employee Director for his or her out-of-pocket expenses in connection with attending meetings of the Board or committees.

The information provided in Item 1.01 above under the heading “Stockholders’ Agreement” is incorporated into this Item 5.02.

Amended and Restated Long-Term Incentive Plan

On July 10, 2024, in connection with the Conversion, the Company amended and restated the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan as the Calumet, Inc Amended and Restated Long-Term Incentive Plan (the “LTIP”). A description of the LTIP is contained in the section of the Proxy Statement/Prospectus entitled “Description of the New Calumet Amended and Restated Long-Term Incentive Plan” and is incorporated herein by reference.

The foregoing description of the LTIP and the description of the LTIP contained in the Proxy Statement/Prospectus do not purport to be complete and are qualified in their entirety by reference to the LTIP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

In connection with the consummation of the Conversion, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”) substantially in the form attached as Annex 2 to the First Amendment to the Conversion Agreement and included in the Proxy Statement/Prospectus. The description of the Certificate of Incorporation that is contained under the captions “Comparison of the Rights of Stockholders and Unitholders” and “Description of New Calumet Capital Stock” in the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the Certificate of Incorporation and the description of the Certificate of Incorporation contained in the Proxy Statement/Prospectus do not purport to be complete and are qualified in their entirety by reference to the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amended and Restated Bylaws

In connection with the consummation of the Conversion, the Company amended and restated its bylaws (as amended and restated, the “Bylaws”) substantially in the form attached as Annex 1 to the First Amendment to the Conversion Agreement and included in the Proxy Statement/Prospectus. The description of the Bylaws that is contained under the captions “Comparison of the Rights of Stockholders and Unitholders” and “Description of New Calumet Capital Stock” in the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the Bylaws and the description of the Bylaws contained in the Proxy Statement/Prospectus do not purport to be complete and are qualified in their entirety by reference to the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Conversion Agreement, dated as of February 9, 2024, by and among Calumet, Inc., Calumet Specialty Products Partners, L.P., Calumet GP, LLC, Calumet Merger Sub I LLC, Calumet Merger Sub II LLC and the other parties thereto (incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed with the SEC on February 12, 2024 (File No. 000-51734)).

2.2	First Amendment to Conversion Agreement, dated as of April 17, 2024, by and among Calumet, Inc., Calumet Specialty Products Partners, L.P., Calumet GP, LLC, Calumet Merger Sub I LLC, Calumet Merger Sub II LLC and the other parties thereto (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on April 19, 2024 (File No. 000-51734)).

3.1	Amended and Restated Certificate of Incorporation of Calumet, Inc.

3.2	Amended and Restated Bylaws of Calumet, Inc.

4.1	Registration Rights Agreement, dated as of July 10, 2024, by and among Calumet, Inc. and the stockholders party thereto.

4.2	Stockholders’ Agreement, dated as of July 10, 2024, by and between Calumet, Inc. and The Heritage Group.

4.3	Warrant Agreement, dated as of July 10, 2024, by and among Calumet, Inc. and Computershare Inc. and Computershare Trust Company, N.A., as warrant agent.

4.4	Form of Warrant Certificate (included in Exhibit 4.3).

10.1	Form of Indemnification Agreement.

10.2	Calumet, Inc. Amended and Restated Long-Term Incentive Plan.

99.1	Description of Capital Stock. (incorporated by referenced to the section of the definitive proxy statement/prospectus filed by the Company with the SEC on June 7, 2024 entitled “Description of New Calumet Capital Stock”).

104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET, INC.

Date: July 10, 2024	By:	/s/ Todd Borgmann
	Name:	Todd Borgmann
	Title:	President and Chief Executive Officer